SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2002
                                                        ------------------

                               KOGER EQUITY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-9997                                     59-2898045
    ------------------------                ---------------------------------
    (Commission File Number)                (IRS Employer Identification No.)

    225 NE MIZNER BOULEVARD, SUITE 200
              BOCA RATON, FLORIDA                           33432
-----------------------------------------                 ----------
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       NA
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events

         Reference is made to a copy of the Third Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, Compass Bank, Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and Comerica Bank, dated as of December 16, 2002, and two replacement notes dated December 16, 2002, each in the principal amount of up to $50,000,000 which notes were executed and delivered in connection with the Agreement which Agreement and notes are filed as Exhibits 10(a), 10(b) and 10(c) to this report. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)          Exhibits

                    Exhibit
                     Number         Description of Exhibit
                    -------         ---------------------

                     10(a) Third Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, Compass Bank, Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and Comerica Bank, dated as of December 16, 2002 (the "Agreement").

                     10(b) Revolving Credit Note, dated December 16, 2002 in the principal amount of up to $50,000,000 executed and delivered in connection with the Agreement.

                     10(c) Revolving Credit Note, dated December 16, 2002 in the principal amount of up to $50,000,000 executed and delivered in connection with the Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                  KOGER EQUITY, INC.



   Dated:  December 17, 2002      By:          /S/ Thomas J. Crocker
                                         -------------------------------
                                                 Thomas J. Crocker
                                  Title:        Chief Executive Officer

                                  EXHIBIT INDEX


The following designated exhibits are filed herewith:

                     Exhibit
                     Number         Description of Exhibit
                     -------        ----------------------

                     10(a) Third Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, Compass Bank, Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and Comerica Bank, dated as of December 16, 2002 (the "Agreement").

                     10(b) Revolving Credit Note, dated December 16, 2002 in the principal amount of up to $50,000,000 executed and delivered in connection with the Agreement.

                     10(c) Revolving Credit Note, dated December 16, 2002 in the principal amount of up to $50,000,000 executed and delivered in connection with the Agreement.